================================================================================
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K/A

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                        SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported) October 10, 1997

                           -------------------------


                              HMH PROPERTIES, INC.
             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

              52-1822042                                       33-95058
(I.R.S. Employer Identification Number)                 (Commission File Number)


                 10400 Fernwood Road, Bethesda, Maryland 20817
              (Address of Principal Executive Offices) (Zip Code)

                          ----------------------------

       Registrant's Telephone Number, Including Area Code (301) 380-9000
         (Former Name or Former Address, if changed since last report.)

================================================================================

                                    FORM 8-K/A

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

HMH Properties, Inc. (the "Company") hereby amends its Current Report on Form 8-K dated October 10, 1997 by filing financial statements of an acquired business, the Chesapeake Hotel Limited Partnership ("CHLP"), and certain pro forma financial information for the Company.

Certain matters discussed within this Form 8-K/A are forward-looking statements within the meaning of the Private Litigation Reform Act of 1995 and as such may involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance or achievements of the Company to be different from any future results, performance or achievements expressed or implied by such forward-looking statements. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be attained. These risks are detailed from time-to-time in the Company's filing with the Securities and Exchange Commission.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial statements of Chesapeake Hotel Limited Partnership:

                                                                          Page

          Condensed Balance Sheet as of September 12, 1997 (unaudited) 3 Condensed Statements of Operations for the
               Thirty-Six Weeks Ended September 12, 1997
               and September 6, 1996 (unaudited)                           4
          Condensed Statements of Cash Flows for the
               Thirty-Six Weeks ended September 12, 1997
               and September 6, 1996 (unaudited)                           5
          Notes to Unaudited Condensed Financial Statements                6

     (b) Pro forma financial information of the Company reflecting the acquisition of CHLP and other transactions as of and for the thirty-six weeks ended September 12, 1997 and the fiscal year ended January 3, 1997 (unaudited):

                                                                         Page
          Pro Forma Condensed Consolidated Financial Data                  8
          Pro Forma Condensed Consolidated Balance Sheet
               as of September 12, 1997                                    9
          Pro Forma Condensed Consolidated Statement
               of Operations for the Thirty-Six Weeks
               ended September 12, 1997                                   10
          Pro Forma Condensed Consolidated Statement
               of Operations for the Fiscal Year Ended
               January 3, 1997                                            11
          Notes to Pro Forma Condensed Consolidated Financial Data        12




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HMH Properties, Inc.

                                   By:  /s/ Donald D. Olinger
                                        --------------------------------
                                        Donald D. Olinger
                                        Vice President and
                                        Corporate Controller
 Date: December 5, 1997
                                      -2-

                    Chesapeake Hotel Limited Partnership
                             Condensed Balance Sheet
                            (Unaudited, in thousands)

                                                             September 12,
                                                                 1997
                                                            --------------
                             ASSETS

   Property and equipment, net.............................   $   126,896
   Due from Marriott International, Inc....................         2,365
   Other assets............................................           497
   Cash and cash equivalents...............................         7,622
                                                              -----------

                                                              $   137,380
                                                              ===========


                LIABILITIES AND PARTNERS' DEFICIT

   Mortgage debt...........................................   $     2,182
   Debt payable to Host Marriott
      Corporation and affiliates...........................       196,656
   Note and other payables due to Host
      Marriott Corporation and affiliates..................        37,129
   Due to Willmar Distributors, Inc........................         8,049
   Due to Marriott International, Inc......................       161,045
   Accounts payable and accrued interest...................         3,956
                                                              -----------

        Total Liabilities..................................       409,017
                                                              -----------

PARTNERS' DEFICIT
   General Partner.........................................        (2,670)
   Limited Partners........................................      (268,967)
                                                              -----------

        Total Partners' Deficit............................      (271,637)
                                                              -----------

                                                              $   137,380
                                                              ===========

                  See Notes to Condensed Financial Statements.

                      Chesapeake Hotel Limited Partnership
                        Condensed Statements of Operations
                            (Unaudited, in thousands)

                                                   Thirty-Six Weeks Ended
                                               ------------------------------
                                               September 12,     September 6,
                                                   1997              1996
                                               -------------     ------------

REVENUES....................................   $    35,343       $    29,657
                                               -----------       -----------

OPERATING COSTS AND EXPENSES

   Interest.................................        21,636            20,512
   Depreciation and amortization............         8,988             9,394
   Incentive management fee.................         6,682             5,442
   Property taxes...........................         4,377             4,310
   Base management fee......................         3,077             2,750
   Ground rent, insurance and other.........         2,647             2,771
                                               -----------       -----------

                                                    47,407            45,179
                                               -----------       -----------

NET LOSS....................................   $   (12,064)      $   (15,522)
                                               ===========       ===========

                  See Notes to Condensed Financial Statements.

                      Chesapeake Hotel Limited Partnership
                       Condensed Statements of Cash Flows
                            (Unaudited, in thousands)

                                                   Thirty-Six Weeks Ended
                                               ------------------------------
                                               September 12,     September 6,
                                                   1997              1996
                                               -------------     ------------

OPERATING ACTIVITIES
   Net loss................................    $   (12,064)       $  (15,522)
   Noncash items...........................         24,307            22,668
   Changes in operating accounts...........            573             1,007
                                               -----------        ----------

      Cash provided by operations..........         12,816             8,153
                                               -----------        ----------

INVESTING ACTIVITIES
   Additions to property and equipment.....           (667)           (3,377)
                                               -----------        ----------

FINANCING ACTIVITIES
   Repayment of Willmar loan...............         (5,000)           (2,853)
   Repayment of mortgage and other debt....         (3,834)           (3,023)
   Saddle Brook renovation loan............             --             2,139
                                               -----------        ----------

      Cash used in financing activities....         (8,834)           (3,737)
                                               -----------        ----------

INCREASE IN CASH AND
   CASH EQUIVALENTS........................          3,315             1,039

CASH AND CASH EQUIVALENTS
   at beginning of period..................          4,307             4,468
                                               -----------        ----------

CASH AND CASH EQUIVALENTS
   at end of period........................    $     7,622        $    5,507
                                               ===========        ==========

SUPPLEMENTAL DISCLOSURE
OF CASH FLOW INFORMATION:
   Cash paid for interest..................    $    10,465        $   10,267
                                               ===========        ==========

NON-CASH INVESTING ACTIVITIES
   Additions to property and
   equipment through capital lease.........    $     5,288        $    5,417
                                               ===========        ==========

                  See Notes to Condensed Financial Statements.

                      Chesapeake Hotel Limited Partnership
                     Notes to Condensed Financial Statements
                                   (Unaudited)

1. The accompanying condensed financial statements have been prepared by Chesapeake Hotel Limited Partnership (the "Partnership") without audit. Certain information and footnote disclosures normally included in financial statements presented in accordance with generally accepted accounting principles have been condensed or omitted from the accompanying statements. The Partnership believes the disclosures made are adequate to make the information presented not misleading. However, the condensed financial statements should be read in conjunction with the Partnership's audited financial statements for the year ended December 31, 1996. Interim results are not necessarily indicative of fiscal year performance because of seasonal and short-term variations.

     For financial reporting purposes, the net loss of the Partnership is allocated 99% to the limited partners and 1% to Marriott PLP Corporation (the "General Partner"). Significant differences exist between the net loss for financial reporting purposes and the net loss for Federal income tax purposes. These differences are due primarily to the use, for income tax purposes, of accelerated depreciation methods and shorter depreciable lives on higher asset bases and differences in the timing of the recognition of interest and incentive management fee expenses.

2. Revenues represent house profit which is hotel sales less hotel-level expenses, excluding certain operating costs and expenses such as depreciation and amortization, property taxes, ground rent, insurance and other, and management fees.

     Revenues consist of the following for 1997 and 1996:

                                                    Thirty-Six Weeks Ended
                                               -------------------------------
                                               September 12,      September 6,
                                                   1997               1996
                                               -------------      ------------
                                                        (in thousands)
     HOTEL SALES
      Rooms..................................  $    66,175        $    58,118
      Food and beverage......................       31,299             28,902
      Other .................................        5,045              4,659
                                               -----------        -----------
                                                   102,519             91,679
                                               -----------        -----------
     HOTEL EXPENSES
      Departmental Direct Costs
      Rooms................................         16,154             14,593
      Food and beverage....................         24,669             22,746
      Other hotel operating expenses.........       26,353             24,683
                                               -----------         ----------
                                                    67,176             62,022
                                               -----------         ----------
     REVENUES................................  $    35,343         $   29,657
                                               ===========         ==========

3. Marriott International, Inc. was not paid any incentive management fees during the thirty-six weeks ended September 12, 1997 since cash flow did not meet levels specified in the hotel management agreement. However, these fees were accrued as a liability in the condensed financial statements in accordance with generally accepted accounting principles. Subsequently, the hotel management agreement with Marriott International, Inc., was renegotiated, resulting in the forgiveness of deferred incentive management fees totalling approximately $159 million at September 12, 1997. The deferred incentive management fees were previously assigned an estimated fair value of $0 in the Partnership's audited financial statements for the year ended December 31, 1996.

                      Chesapeake Hotel Limited Partnership
                     Notes to Condensed Financial Statements
                                   (Unaudited)


4. On September 10, 1997, the General Partner of CHLP, a wholly-owned subsidiary of Host Marriott Corporation, purchased 434 units, or 98.6% of the limited partnership units, for an aggregate payment of $31.5 million. Combined with its general partner and existing limited partnership positions, Host Marriott Corporation now owns, through affiliates, 99.9% of the Partnership.

                PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA

The unaudited Pro Forma Condensed Consolidated financial data of the Company reflect the following transactions for the thirty-six weeks ended September 12, 1997 and for the fiscal year ended January 3, 1997, as if such transactions had been completed at the beginning of each of the periods:

     . 1997 acquisition of a controlling interest in the Chesapeake Hotels Limited Partnership ("CHLP") (3,054 rooms);
     .    1997 acquisition of three full-service hotel properties (1,090 rooms);
     .    1996 acquisition of nine full-service hotel properties (3,124 rooms);
     .    1996 sale/leaseback of 18 Residence Inn properties;
     .    1996 sale of 16 Courtyard properties; and
     .    the Offering and the Merger (defined below).

The unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company as of September 12, 1997 reflects the acquisition of a controlling interest in CHLP from Host Marriott Corporation ("Host Marriott") on October 10, 1997. On September 10, 1997, Host Marriott purchased a controlling interest in the Chesapeake Hotel Limited Partnership ("CHLP") which owns six full-service hotel properties for approximately $32 million in cash. Prior to the purchase of CHLP, HMH Properties, Inc., an indirect wholly-owned subsidiary of Host Marriott, held non-recourse mortgages secured by the properties with a principal balance of approximately $137 million at September 10, 1997 ("CHLP Mortgages"). The Company purchased a 95% controlling interest in CHLP, along with certain receivables due to Host Marriott from CHLP with a fair market value of approximately $105 million, on October 10, 1997 for approximately $135 million. The Company has purchased or acquired controlling interests in nine properties totalling 4,144 rooms during 1997, including the six hotels owned by CHLP.

In July 1997, the Company issued $600 million in aggregate principal amount of new senior notes (the "Offering") simultaneously with the merger of HMC Acquisitions, Inc. into and with the Company (the "Merger").

In 1996, the Company acquired nine full-service properties with 3,124 rooms for approximately $292 million, including the acquisition of controlling interests in two full-service properties. During the first half of 1996, the Company sold, subject to leaseback, 18 Residence Inns to an unrelated real estate investment trust (the "REIT"). The Company also sold 16 Courtyard properties to the REIT during 1996, the deferred proceeds and gain related to the sale of which were sold to Host Marriott for $13 million.

The Pro Forma Condensed Consolidated Financial Data of the Company are unaudited and presented for informational purposes only and may not reflect the Company's future results of operations and financial position or what the results of operations and financial position of the Company would have been had such transactions occurred as of the dates indicated. The unaudited Pro Forma Condensed Consolidated Financial Data and Notes thereto should be read in conjunction with the Company's Consolidated Financial Statements and Notes thereto.

                              HMH PROPERTIES, INC.
                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                                 BALANCE SHEET
                            As of September 12, 1997
                                 (in millions)

                                                                                         CHLP
                                                                                      Acquisition         Pro
                                                                       Historical     Adjustments        Forma
                                                                       ----------     -----------        -----
                           ASSETS
                           ------
Property and Equipment, net.......................................     $   1,571      $       167  (A)   $   1,738
Notes and Other Receivables.......................................           137             (137) (A)          --
Due from Managers.................................................            42                2  (A)          44
Investments in Affiliates.........................................            17               --               17
Other Assets......................................................            81               (2) (A)          79
Cash and Cash Equivalents.........................................           615             (132) (A)         483
                                                                       ---------      -----------        ---------
                                                                       $   2,463      $      (102)       $   2,361
                                                                       =========      ===========        =========

         LIABILITIES AND SHAREHOLDERS' EQUITY
         ------------------------------------

Debt
   Senior notes...................................................     $   1,550      $        --       $    1,550
   Mortgage debt..................................................            96               --               96
   Other .........................................................            34               --               34
                                                                       ---------      -----------        ---------
                                                                           1,680               --            1,680
Deferred Income Taxes.............................................            89               (9)(A)           80
Other Liabilities.................................................            85                1 (A)           86
                                                                       ---------      -----------        ---------
   Total Liabilities..............................................         1,854               (8)           1,846
                                                                       ---------      -----------        ---------

Shareholders' Equity
   Common Stock...................................................            --               --               --
   Additional Paid-in Capital.....................................           626              (94)(A)          532
   Retained Deficit...............................................           (17)              --              (17)
                                                                       ---------      -----------        ---------
   Total Shareholders' Equity.....................................           609              (94)             515
                                                                       ---------      -----------        ---------
                                                                       $   2,463      $      (102)       $   2,361
                                                                       =========      ===========        =========


     See Notes to Unaudited Pro Forma Condensed Consolidated Financial Data.

                              HMH PROPERTIES, INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                For the Thirty-Six Weeks Ended September 12, 1997
                     (in millions, except per share amounts)



                                                  CHLP
                                               Acquisition       Other        Pro
                                 Historical    Adjustments    Adjustments    Forma
                                 -----------  -------------  -------------  -------

Revenues
 Hotels.......................     $  279         $   35 (B)   $    7 (C)   $  321
 Other........................          5             --           --            5
                                   ------         ------        -----       ------
                                      284             35            7          326
                                   ------         ------        -----       ------
Operating costs and expenses
 Hotels.......................        153             17 (B)        4 (C)      174
                                   ------         ------        -----       ------

Operating profit..............        131             18            3          152
Minority interest.............         --             --           (1)(C)       (1)
Corporate expenses............         (8)            --            --          (8)
Interest expense..............        (80)            --          (26)(G)     (106)
Interest income...............         18            (10)(B)       (1)(C)        7
                                   ------         ------        -----       ------
Income (loss) before income
  taxes.......................         61              8          (25)          44
Benefit (provision) for
  income taxes................        (24)            (3)(H)       10 (H)      (17)
                                   ------         ------       ------       ------
Net Income (loss).............     $   37         $    5       $  (15)      $   27
                                   ======         ======       ======       ======




    See Notes to Unaudited Pro Forma Condensed Consolidated Financial Data.
                                      -10-

                              HMH PROPERTIES, INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    For the Fiscal Year Ended January 3, 1997
                     (in millions, except per share amounts)


                                              CHLP
                                           Acquisition        Other          Pro
                             Historical    Adjustments     Adjustments      Forma
                             -----------  -------------    ------------    -------

Revenues
 Hotels......................   $  313       $    45 (B)     $    20 (C)   $   401
                                                                  (5)(E)
                                                                  28 (F)
 Other........................       6            --              --             6
                                ------       -------         -------       -------
                                   319            45              43           407
                                ------       -------         -------       -------
Operating costs and expenses
 Hotels......................      175            23 (B)          11 (C)       220
                                                                   4 (D)
                                                                  (4)(E)
                                                                  11 (F)
                                ------       -------         -------       -------
                                   175            23              22           220
                                ------       -------         -------       -------

Operating profit.............      144            22              21           187
Minority interest............       --            --              (1)(C)        (1)
Corporate expenses...........      (15)           --              --           (15)
Interest expense.............     (101)           --             (57)(G)      (158)
Interest income..............       26           (14)(B)          (3)(C)         2
                                                                  (7)(F)
                                ------        -------        -------       -------
Income (loss) before
  income taxes...............       54              8            (47)           15
Benefit (provision) for
 income taxes................      (22)            (3)(H)         19 (H)        (6)
                                ------        -------        -------       -------
Net income (loss)............   $   32        $     5        $   (28)      $     9
                                ======        =======        =======       =======

    See Notes to Unaudited Pro Forma Condensed Consolidated Financial Data.

                          NOTES TO UNAUDITED PRO FORMA
                      CONDENSED CONSOLIDATED FINANCIAL DATA

A. Represents the adjustment to record the acquisition of a controlling interest in CHLP:

     -    Record property and equipment of $167 million
     - Record the elimination in consolidation of the mortgage receivable of $137 million and interest receivable of $2 million
     - Record hotel working capital (due from managers) of approximately $2 million
     - Record the net use of cash of $132 million, which represents the $135 million payment to Host Marriott plus the prepayment of CHLP's third party mortgage debt of $2 million and the repayment of $2 million in notes payable due to Marriott International, Inc. less the consolidation of $7 million of CHLP cash
     -    Record other liabilities of $1 million
     - Record the reduction in additional paid-in capital of $94 million to reflect the difference between the cash transferred to Host Marriott and the carried-over book basis of the acquired assets, net of the related deferred taxes of $9 million.

B. Represents the adjustment to record the revenue and operating costs and to reduce interest income related to the CHLP Mortgage for the purchase of a controlling interest in CHLP.

C. Represents the adjustment to record the revenue, operating costs and to reduce interest income for the 1997 acquisition of three full-service hotel properties, including the acquisition of controlling interests in two full-service properties.

D. Represents the net adjustment to eliminate the depreciation expense and record the incremental lease expense for the 1996 sale/leaseback of the 18 Residence Inns.

E. Represents the net adjustment to eliminate revenues, operating costs and depreciation for the 1996 sale of 16 Courtyard properties.

F. Represents the adjustment to record the revenue and operating costs, and to reduce interest income for the 1996 acquisitions of nine full-service hotel properties, including the acquisition of controlling interests in two full-service properties.

G.   Represents   the  adjustment  to  record   interest   expense  and  related
     amortization of deferred financing fees as a result of the Offering.

H. Represents the income tax impact of pro forma adjustments at statutory rates.
                                      -12-